SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 29, 2002
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor of Sequoia Mortgage Funding Company 2002-A, the Issuer of Collateralized MBS
Funding Bonds, Series 2002-A, under an Indenture dated as of April 1, 2002)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-22681 (Commission File Number)	91-1771827 (I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 381-1765
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events

                    Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the “Bonds”).

                    The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).    Exhibits

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, August 29, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2002

SEQUOIA MORTGAGE FUNDING CORPORATION

By:	/s/ Harold F. Zagunis

Harold F. Zagunis Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, August 29, 2002	5